Statutory Requirements	12 Months Ended
Dec. 31, 2017
Statutory Requirements [Abstract]
Statutory Requirements
Statutory Requirements
The retained earnings of the company are largely represented by retained earnings at the insurance and reinsurance subsidiaries. The insurance and reinsurance subsidiaries are subject to certain requirements and restrictions under their respective insurance company Acts including minimum capital requirements and dividend restrictions. The company's capital requirements and management thereof are discussed in note 24. The company's share of dividends paid in 2017 by the insurance and reinsurance subsidiaries, which are eliminated on consolidation, was $418.1 (2016 - $445.8). In addition, the company received proceeds from the sale of First Capital as described in note 23 and the partial sale of ICICI Lombard as described in note 6.
Based on the surplus and net earnings (loss) of the primary insurance and reinsurance subsidiaries as at and for the year ended December 31, 2017, the maximum dividend capacity available in 2018 at each of those subsidiaries, payable to all shareholders (including non-controlling interests) is as follows:

December 31, 2017
Allied World	688.0
OdysseyRe	324.9
Northbridge(1)	149.1
Crum & Forster	130.2
Zenith National	86.0
Brit	195.1
1,573.3

(1)	Subject to prior regulatory approval.

When determining the amount of dividends to be paid from its insurance and reinsurance subsidiaries, the company considers not only regulatory capital requirements, but also rating agency capital tests, future capital levels required to support growth and tax planning matters, among other factors. In addition, the co-investors in Allied World and Brit have a dividend in priority to the company.